SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 27, 2003 (February 26, 2003)

AURORA FOODS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14255	94-3303521

(Commission File Number)	(IRS Employer Identification No.)

11432 Lackland Road, St. Louis, Missouri	63146

(Address of Principal Executive Offices)	(Zip Code)

(314) 801-2300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

AURORA FOODS INC.

FORM 8-K

Item 5. Other Events and Regulation FD Disclosure.

     Attached as Exhibit 99.1 is a press release issued by Aurora Foods Inc. on February 26, 2003 announcing its financial results for the quarter and year ended December 31, 2002.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

     99.1 Press Release dated February 26, 2003.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2003
AURORA FOODS INC.

	By:	/s/ William R. McManaman

William R. McManaman Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated February 26, 2003.

4